UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2011

SPECTRASCIENCE, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-13092	41-1448837
(State of other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

11568-11 Sorrento Valley Road, San Diego, CA 92121
(Address of principal executive offices)        (Zip Code)

Registrant’s telephone number, including area code: (858) 847-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders of SpectraScience, Inc. (the “Company”) was held on July 15, 2011. The votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 – The stockholders elected each of the six nominees to the Board of Directors for a term ending at the next annual meeting of shareholders or until their successors are elected and qualified.

	For	Withheld	Broker Non-Vote
Michael P. Oliver	33,390,589	922,540	58,384,261
Mark McWilliams	33,390,589	922,540	58,384,261
Sheldon L. Miller	33,082,303	1,230,826	58,384,261
Stan Pappelbaum M.D.	33,088,303	1,224,826	58,384,261
Chester E. Sievert, Jr.	33,381,589	931,540	58,384,261
F. Duwaine Townsen	33,082,303	1,230,826	58,384,261

Proposal No. 2 – The stockholders ratified the appointment of McGladrey & Pullen LLP as the Company’s independent registered public accounting firm for 2011.

For	92,547,266

Against	143,197

Abstain	6,927

Broker Non-Vote	N/A

Item 7.01  Regulation FD Disclosure.

Following the business portion of the Company’s annual meeting, management made a presentation to shareholders on the Company’s operations and outlook for the remainder of fiscal year 2011 and beyond, followed by a question and answer period with shareholders.  The Company’s presentation slides are furnished as Exhibit 99.1 to this current report on Form 8-K and are incorporated herein by reference.  During the presentation and question and answer period, management commented on the following:

•	The Company expects to launch its next generation WavSTAT IV product in the European Union for marketing, distribution and sale on or before October 22, 2011.
•
The Company has identified multiple potential strategic partners for exclusive global distribution of the WavSTAT IV and other products, and expects to continue discussions with each potential partner.

•
The Company believes it will require an additional $5.0 million in working capital over the next nine to 12 months to complete certain clinical trials and fully implement its marketing and sales strategy.

This Item 7.01 Current Report on Form 8-K contains statements of a forward-looking nature which represent management's beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “believe,” “expect,” and similar expressions are intended to identify forward-looking statements.  Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to the Company. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, those disclosed under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the Company’s quarterly reports on Form 10-Q.  The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this report.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

99.1	Annual meeting presentation dated July 15, 2011.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 18, 2011

SPECTRASCIENCE, INC.

By	/s/ Jim Dorst
Jim Dorst
Chief Financial Officer and Chief Operating Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
July 15, 2011	001-13092

SPECTRASCIENCE, INC.

Exhibit
No.	Description

99.1	Annual meeting presentation dated July 15, 2011.